Exhibit 1

JOINT FILING AGREEMENT

This Joint Filing Agreement, dated as of July 7, 2022, is made by and among the persons named below. In accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended, the persons named below agree to the joint filing on behalf of them of a statement on Schedule 13D (including amendments thereto) with respect to the Class A American Depositary Shares, each representing one Class A Ordinary Share, par value $0.01, of POLESTAR AUTOMOTIVE HOLDING UK PLC, and further agree that this Joint Filing Agreement be included as Exhibit A to such Schedule 13D. This Joint Filing Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the undersigned have executed this Joint Filing Agreement as of the date and year first above written.

POLESTAR AUTOMOTIVE HOLDING LIMITED

Dated: July 7, 2022	/s/ 李亚茹
	Name:	李亚茹 (Yaru Li)
	Title:	Director

SNITA HOLDING B.V.

Dated: July 7, 2022	/s/ Lex Kerssemakers
	Name:	Lex Kerssemakers
	Title:	Director

/s/ Per Ansgar
	Name:	Per Ansgar
	Title:	Director

PSINV AB

Dated: July 7, 2022	/s/ Fredrik Aaben
	Name:	Fredrik Aaben
	Title:	Director

/s/ Per Ansgar
	Name:	Per Ansgar
	Title:	Director

VOLVO CAR CORPORATION

Dated: July 7, 2022	/s/ Hanna Fager
	Name:	Hanna Fager
	Title:	Authorised Signatory

/s/ Maria Hemberg
	Name:	Maria Hemberg
	Title:	Director and Authorised Signatory

VOLVO CAR AB

Dated: July 7, 2022	/s/ Authorised Signatory
	Name:	Hanna Fager
	Title:	Authorised Signatory

/s/ Maria Hemberg
	Name:	Maria Hemberg
	Title:	Authorised Signatory

GEELY SWEDEN HOLDINGS AB

Dated: July 7, 2022	/s/ Shufu Li
	Name:	Shufu Li
	Title:	Director

/s/ Donghui Li
	Name:	Donghui Li
	Title:	Director

SHANGHAI GEELY ZHAOYUAN INTERNATIONAL INVESTMENT CO., LTD

Dated: July 7, 2022	/s/ Donghui Li
	Name:	Donghui Li
	Title:	Director

BEIJING GEELY WANYUAN INTERNATIONAL INVESTMENT CO., LTD

Dated: July 7, 2022	/s/ Donghui Li
	Name:	Donghui Li
	Title:	Director

BEIJING GEELY KAISHENG INTERNATIONAL INVESTMENT CO., LTD

Dated: July 7, 2022	/s/ Donghui Li
	Name:	Donghui Li
	Title:	Director

ZHEJIANG GEELY HOLDING GROUP COMPANY LIMITED

Dated: July 7, 2022	/s/ Donghui Li
	Name:	Donghui Li
	Title:	Director & Legal Representative

PSD INVESTMENT LIMITED

Dated: July 7, 2022	/s/ Shufu Li
	Name:	Shufu Li
	Title:	Sole Director

PSD CAPITAL LIMITED

Dated: July 7, 2022	/s/ Shufu Li
	Name:	Shufu Li
	Title:	Sole Director

Dated: July 7, 2022	/s/ Shufu Li
	Name:	Shufu Li

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